UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 27, 2009
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     Pursuant to privately-negotiated agreements dated May 27, 2009, Coeur d’Alene Mines Corporation (the “Company”) agreed to exchange $21,518,000 aggregate principal amount of its 1.25% Convertible Senior Notes due 2024 and $25,000,000 of its 3.25% Convertible Senior Notes due 2028 for an aggregate of 2,721,400 shares of its common stock, par value $0.01 (the “Shares”). The Shares were issued on or about June 2. As was previously disclosed in the Company’s Quarterly Report on Form 10-Q under “Item 1. Financial Statements - Note Q - Subsequent Events”, the Company also agreed, pursuant to a privately-negotiated agreements entered into on April 7 and April 16, 2009, to exchange $2,300,000 aggregate principal amount of its 3.25% Convertible Senior Notes due 2028 for an aggregate of 127,320 shares (on a post-split basis) of its common stock. Those shares were issued on April 8, 2009 and April 17, 2009. All of these shares are being issued pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: June 2, 2009	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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